                                                                   EXHIBIT 10.22

               AMENDMENT TO CERTAIN SENIOR MANAGEMENT AGREEMENTS
               -------------------------------------------------

          This AMENDMENT TO CERTAIN SENIOR MANAGEMENT AGREEMENTS (this "AMENDMENT") is entered into as of March 27, 1998, by and among those executives whose signatures appear on the signature page hereto (the "EXECUTIVES") of AnswerThink Consulting Group, Inc. (the "COMPANY"), and those members of the Company's Board of Directors whose signatures appear on the signature page hereto (the "DIRECTORS").

                                    RECITALS
                                    --------

          A. Executives Fernandez, Frank and Knotts have entered into Senior Management Agreements with the Company dated as of April 23, 1997 and Executive Dungan entered into a Senior Management Agreement with the Company dated as of July 11, 1997 (the "MANAGEMENT AGREEMENTS"). Executive Miller has entered into a Senior Management Management Agreement with the Company dated as of April 23, 1997 (the "MILLER AGREEMENT," collectively with the Management Agreements, the "SENIOR MANAGEMENT AGREEMENTS").

          B. The Directors and each of the Executives desire to revise the respective Senior Management Agreements in certain respects, all pursuant to the terms and provisions of this Amendment.

          C. Capitalized terms used but not defined herein have the meanings assigned to such terms in the Senior Management Agreements.

                                   AGREEMENT
                                   ---------

          NOW, THEREFORE, in consideration of the foregoing premises, and good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1.  AMENDMENTS TO THE SENIOR MANAGEMENT AGREEMENTS.
    ----------------------------------------------

    (A) AMENDMENT TO THE MANAGEMENT AGREEMENTS.
        --------------------------------------

        (i)  AMENDMENT TO SECTION 3.  Section 3 of each of the Management
             ----------------------
Agreements shall be amended by inserting the following:

             (g) The Executive and the Company may agree at any time to exchange any number of Restricted Shares held by the Executive to the Company for an equal number of shares of the Company's Common Stock (the "Exchange Shares"). The Exchange Shares received by the Executive shall not be deemed to be Restricted Shares for purposes of this Agreement or the Restricted Securities Agreement. Any Exchange Shares so received shall vest immediately upon receipt by the Executive, and shall not be subject to the Repurchase Option contained in this Section 3, or to the restrictions set forth in Section 4 hereof. Any such exchange of these shares shall be deemed to be an Exempt Transfer, as that term is defined in Section 4(b) hereof.

          (II) AMENDMENT TO SECTION 4(B).  Section 4(b) of each of the Senior
               -------------------------   ------------
Management Agreements is hereby amended by deleting the previous text in its entirety and inserting the following in lieu thereof:

               (b) Transfer of Executive Stock.  Subject to Section 4(a) above,
                   ---------------------------
     Executive shall not Transfer any interest in any shares of Executive Stock, except pursuant to (i) the provisions of Section 3 hereof, a Public Sale, a Sale of the Company or the provisions of the Restricted Securities Agreement ("Exempt Transfers") or (ii) the provisions of this Section 4; provided that in no event shall any Transfer of Executive Stock pursuant to this clause (ii) be made for any consideration other than cash payable upon consummation of such Transfer; and provided further that Unvested Shares may only be Transferred pursuant to the provisions of Section 3 hereof; and provided further that Restricted Shares that remain unvested under the Restricted Securities Agreement may only be Transferred pursuant to the Restricted Securities Agreement or pursuant to Section 3 hereof. Executive will not consummate any Transfer permitted by clause (ii) of the preceding sentence until 60 days after the Sale Notice has been given to the Company, the Investors and the Other Executives, unless the parties to the Transfer have been finally determined pursuant to this Section 4 prior to the expiration of such 60-day period. (The date of the first to occur of such events is referred to herein as the "Authorization Date".)

     (B) AMENDMENT TO SECTION 2(F) OF THE MILLER MANAGEMENT AGREEMENT.  Section
         ------------------------------------------------------------
2(f) of the Miller Management Agreement shall be deleted in its entirety and replaced with the following:

               (f) The Executive and the Company may agree at any time to exchange any number of Restricted Shares held by the Executive to the Company for an equal number of shares of the Company's Common Stock (the "Exchange Shares"). The Exchange Shares received by the Executive shall not be deemed to be Restricted Shares for purposes of this Agreement or the Restricted Securities Agreement. Any Exchange Shares so received shall vest immediately upon receipt by the Executive, and shall not be subject to the restrictions contained in Section 2(e) hereof.

2.   EFFECTIVE DATE.  The effective date of this Amendment shall be March 27,
     --------------
1998.

3.   COUNTERPARTS; FACSIMILE TRANSMISSION.  This Amendment may be executed in
     ------------------------------------
any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A party's signature appearing on this Amendment sent by facsimile transmission shall be binding as evidence of that party's acceptance and agreement to the terms hereof.

          IN WITNESS WHEREOF, the parties have caused this Amendment to Certain Senior Management Agreements to be executed as of the date first written above.


THE EXECUTIVES:                            THE DIRECTORS:

/s/ Ted A. Fernandez                       /s/ Ted A. Fernandez
________________________________________   _____________________________________
Ted A. Fernandez                           Ted A. Fernandez

/s/ Allan R. Frank                         /s/ Allan R. Frank
________________________________________   _____________________________________
Allan R. Frank                             Allan R. Frank

/s/ Ulysses S. Knotts, III                 /s/ Ulysses S. Knotts, III
________________________________________   _____________________________________
Ulysses S. Knotts, III                     Ulysses S. Knotts, III

/s/ Edmund R. Miller                       /s/ Edmund R. Miller
________________________________________   _____________________________________
Edmund R. Miller                           Edmund R. Miller

/s/ David Dungan                           /s/ Bruce V. Rauner
________________________________________   _____________________________________
David Dungan                               Bruce V. Rauner

                                           /s/ William C. Kessinger
                                           _____________________________________
                                           William C. Kessinger


                                   *  *  *  *  *

                                      -3-